UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CNL Healthcare Properties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

YOUR CHANCE FOR FULL LIQUIDITY Your Vote Matters. URGENT ACTION REQUIRED Voting is quick and easy. Please cast your vote today on your preferred device. PHONE TABLET PC Go to: Proxyvote.com

Your Vote is Important. Please Vote Your Shares Today! The annual stockholders meeting will be held on March 6, 2026. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the below instructions, which are also on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions, or need assistance, please call 1-866-705-9920. THREE WAYS TO VOTE ONLINE WWW.PROX.YVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD Call l 1-866-705-9920 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 to vote using the automated system. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided.